T. Rowe Price Total Return ETF

T. Rowe Price Ultra Short-Term Bond ETF

Supplement to Prospectus and Summary Prospectus dated October 1, 2021, and Statement of Additional Information (SAI) dated January 3, 2022

In the Summary Prospectus and Section 1 of the Prospectus, the portfolio manager table under “Management” is supplemented as follows:

T. Rowe Price Hong Kong Limited (Price Hong Kong) is added as an investment subadviser to the fund.

In Section 2 of the Prospectus, the disclosure under “Investment Adviser(s)” is supplemented as follows:

T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which Price Hong Kong is authorized to trade securities and make discretionary investment decisions on behalf of the fund. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong and is registered as an investment adviser with the SEC. Price Hong Kong serves as a subadviser to investment companies and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets. Price Hong Kong is a subsidiary of T. Rowe Price and T. Rowe Price International, and its address is 6/F Chater House, 8 Connaught Road, Central, Hong Kong.

In the Section titled, “Investment Adviser and Investment Management Agreements” in the Fund’s SAI, the disclosure is replaced with the following:

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment subadvisory agreement with Price Hong Kong. T. Rowe Price and Price Hong Kong are hereinafter referred to collectively as “Price Advisers.” Price Hong Kong is a wholly owned subsidiary of Price International.

Investment Management Services

Under the Investment Management Agreement for each fund, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the fund’s investment objective, programs, and restrictions as provided in the fund’s prospectus and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including: maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a subadvisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

With respect to the Ultra Short-Term Bond ETF and Total Return ETF, T. Rowe Price has entered into a subadvisory agreement with Price Hong Kong under which, subject to the supervision of T. Rowe Price, Price Hong Kong is authorized to trade securities and make discretionary investment decisions with respect to all or a portion of each fund’s portfolio.

The Investment Management Agreement also provides that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreement has a similar provision limiting the liability of the investment subadviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreement (and subadvisory agreement, if applicable), the adviser is permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information; advice regarding economic factors and trends; advice as to occasional transactions in specific securities; and such other information, advice, or assistance as necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreement (and subadvisory agreement, if applicable) or otherwise helpful to the funds.

In the Section titled, “Management Fees,” in the Fund’s SAI, the following disclosure is added:

Investment Subadvisory Agreements

Pursuant to each of the subadvisory agreement(s) that T. Rowe Price has entered into on behalf of a Price Fund, T. Rowe Price may pay the investment subadviser up to 60% of the management fee that T. Rowe Price receives from that fund.

In the Section titled “Portfolio Transactions,” the term “Price Associates” is replaced with “Price Advisers.”

The date of this supplement is February 3, 2022.

G36-041 2/3/22